Precigen 4Q-2019 Business Update 2 March 2020 Exhibit 99.2

Forward-looking Statements Some of the statements made in this presentation are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon Precigen's current expectations and projections about future events and generally relate to plans, objectives and expectations for the development of Precigen's business and can be identified by forward-looking words such as “may,” “will,” “potential,” “expect,” “believe,” “anticipate,” “intend,” “continue,” “opportunity,” “groundwork,” “poised,” “future,” “update” and similar expressions. Examples of forward-looking statements in this presentation include statements about the timing, pace and progress of preclinical and clinical trials and discovery programs, potential benefits of platforms and product candidates including in comparison to competitive platforms and products, and future plans for the company’s remaining non-healthcare assets. Although management believes that the plans, objectives and results reflected in or suggested by these forward-looking statements are reasonable, all forward-looking statements involve risks and uncertainties, and actual future results may be materially different from the plans, objectives and expectations expressed in this presentation. These risks and uncertainties include, but are not limited to, (i) ongoing transition efforts following the company’s recent divestment of several assets and businesses, (ii) Precigen’s strategy and overall approach to its business model, its recent efforts to realign its business, and its ability to exercise more control and ownership over the development process and commercialization path; (iii) the ability to successfully enter new markets or develop additional products, including the expected timing and results of investigational studies and preclinical and clinical trials, whether with its collaborators or independently; (iv) the ability to successfully enter into optimal strategic relationships with its subsidiaries and operating companies that it may form in the future; (v) the ability to hold or generate significant operating capital, including through partnering, asset sales and operating cost reductions; (vi) actual or anticipated variations in operating results; (vii) actual or anticipated fluctuations in competitors’ or collaborators’ operating results or changes in their respective growth rates; (viii) cash position; (ix) market conditions in the company’s industry; (x) the volatility of Precigen’s stock price; (xi) the ability, and the ability of collaborators, to protect Precigen’s intellectual property and other proprietary rights and technologies; (xii) the ability, and the ability of collaborators, to adapt to changes in laws or regulations and policies; (xiii) outcomes of pending and future litigation; (xiv) the rate and degree of market acceptance of any products developed by Precigen, its subsidiaries, collaborations or joint ventures; (xv) the ability to retain and recruit key personnel; (xvi) expectations related to the use of proceeds from public offerings and other financing efforts; (xvii) estimates regarding expenses, future revenue, capital requirements and needs for additional financing; and (xviii) the challenges inherent in leadership transitions. For a discussion of other risks and uncertainties, and other important factors, any of which could cause actual results to differ from those contained in the forward-looking statements, see the section entitled "Risk Factors" in Precigen’s Annual Report on Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in Precigen’s subsequent filings with the Securities and Exchange Commission. All information in this presentation is as of the date its cover page, and Precigen undertakes no duty to update this information unless required by law. All of the pharmaceutical products described in this presentation are investigational new drugs, which are currently undergoing pre-clinical and/or human clinical trial testing. As a result, none of them have had their safety or efficacy established or are approved by the U.S. Food and Drug Administration or any other regulatory agency. © 2020 Precigen, Inc.  All rights reserved.

Precigen: Setting the Stage for Success Ziopharm licensing agreement Merck KGaA agreement PRGN-3006 IND clearance PRGN-3005 IND clearance Intrexon Health formed Manufacturing facility opened First patient dosed for PRGN-3006 First patient dosed for PRGN-3005 Announced completion of dosing of first cohorts and manufacturing success for PRGN-3005 and PRGN-3006 Intrexon renamed Precigen Dr. Sabzevari named President & CEO Several Non-HC assets divested Balance sheet strengthened 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20

Adhering to Operating Principles to Deliver Value to All Stakeholders PRECIGEN’S VISION FOR PATIENTS Develop life-saving and cost-conscious therapies utilizing our cutting-edge platform technologies for patients with unmet need FISCAL STRENGTH Responsible capital allocation to ensure runway for maximum value creation ACTIVE PORTFOLIO MANAGEMENT Continuous evaluation of portfolio based on data to make rapid go/no go decisions STRATEGIC PARTNERSHIPS Seek strategic partnerships to maximize value generation RAPID EXECUTION Focus on rapid execution of priority programs with the highest probability of success

Our Non-Healthcare Asset Strategy MBP Titan Significantly reduce cash requirement Increase operational efficiencies Support partnering discussions Trans Ova Genetics Continue to evaluate strategic alternatives Increase operational efficiencies Contribute cash to Precigen

One Precigen: Deploying Novel Approaches to Address Unmet Healthcare Needs Therapeutic gene(s) inserted Non-viral multi-gene delivery Non-exhausted, stem-like T cell phenotype Higher antigen-specific expansion Enhanced in vivo persistence Ability to deplete with kill switch Overnight manufacturing process Large payload capacity Low seroprevalence in humans Ability for repeat administration Durable antigen-specific immune response Highly productive manufacturing process Food-grade bacteria, L. lactis Long history of safe use in humans Easy genetic manipulation Cost-effective and scalable manufacturing Convenient oral or topical delivery Local expression of genes at disease site UltraCAR-T AdenoVerse Immunotherapy ActoBiotics

PRODUCT PLATFORM INDICATION DISCOVERY PRECLINICAL PHASE 1 PHASE 2 PHASE 3 STATUS / MILESTONES PARTNER PRECIGEN AG019 ActoBiotics Type 1 Diabetes Interim data in 3Q20 PRGN-3005 UltraCAR-T Ovarian Cancer Initial data in 2H20 PRGN-3006 UltraCAR-T AML, MDS Initial data in 2H20 INXN-4001 Non-viral UltraVector Heart Failure Phase 1 data in 2020 PRGN-2009 OTS AdenoVerse Immunotherapy HPV+ Solid Tumors Initiate Phase 1 in 2020 PARTNERED FCX-007 Fibroblast Cell Therapy RDEB Pivotal Phase 3 initiated AG013 ActoBiotics Oral Mucositis Phase 2 interim data in 1H20 CGF166 Gene Therapy Hearing Loss Phase 1/2 ongoing FCX-013 Fibroblast Cell Therapy Localized Scleroderma Phase 1/2 is enrolling Robust Pipeline with Many Milestones to Drive Value

Our UltraCAR-T™ Platform Promises a More Effective Way to Treat Patients Reliance on viral vectors Complexity of manufacturing viral vectors Long and complex CAR-T cell manufacturing process Long delays for patients High cost of manufacturing Exhausted T cell phenotype Major challenges in solid tumor treatment Non-viral gene delivery Simplified manufacturing of Plasmid DNA Overnight UltraCAR-T manufacturing process No ex vivo expansion necessary Reduced manufacturing cost Stem-like memory T cell phenotype Enhanced potential for expansion and persistence Conventional CAR-T Viral vectors and ex vivo expansion result in long delays for patient treatment and high cost UltraCAR-T™ Overnight non-viral gene transfer eliminates long delays for patient treatment and lower manufacturing cost 1 2 5 6 7 8 3 4

PRGN-3005, a first-in-class therapy in ovarian cancer Phase 1 trial is ongoing Arm A: Intraperitoneal (IP) infusion; Arm B: Intravenous (IV) infusion Second cohort for IP arm currently enrolling patients 100% manufacturing success to date Encouraging preliminary findings of UltraCAR-T kinetics Initial data readout from IP arm expected in 2H20 PRGN-3005 UltraCAR-T Infusion of PRGN-3005 UltraCAR-T into intraperitoneal cavity allows for direct access to tumor antigen expressed on cancer cells MUC16 CAR mbIL15 Kill Switch

PRGN-3006, a first-in-class therapy in AML Phase 1/1b trial is ongoing Arm 1: No Lymphodepletion ; Arm 2: With Lymphodepletion Second cohort for Arm 1 and First cohort for Arm 2 currently enrolling 100% manufacturing success to date Encouraging preliminary findings of UltraCAR-T kinetics Initial data readout expected in 2H20 PRGN-3006 UltraCAR-T CD33 CAR mbIL15 Kill Switch

Multiple Milestones to Drive Value in 2020 and Beyond Initial data from IP arm of PRGN-3005 UltraCAR-T™ Phase 1 trial in Ovarian Cancer Initial data from PRGN-3006 UltraCAR-T™ Phase 1 trial in AML and MDS Interim data from Phase 2 trial of AG013 in Oral Mucositis Interim data from Phase 1b/2a trial of AG019 in Type 1 Diabetes Phase 1 data completion of INXN-4001 in Heart Failure patients with LVAD Initiate Phase 1 trial of PRGN-2009 off-the-shelf AdenoVerse™ immunotherapy in HPV+ cancers